                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-1735

                               FPA NEW INCOME, INC.
               (Exact name of registrant as specified in charter)

      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                    (Address of principal executive offices)

                             J. RICHARD ATWOOD,
      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 310-473-0225

Date of fiscal year end:  SEPTEMBER 30

Date of reporting period:  March 31, 2005



Item 1.           Report to Stockholders.

FPA NEW INCOME, INC.

SEMI-ANNUAL REPORT

[FPA DISTRIBUTOR: LOGO]

FPA FUND DISTRIBUTORS, INC.

11400 WEST OLYMPIC BOULEVARD, SUITE 1200
LOS ANGELES, CALIFORNIA 90064

43794                                                             MARCH 31, 2005

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

     This Semi-Annual Report covers the six-month period ended March 31, 2005. Your Fund's net asset value (NAV) closed at $11.19. Dividends of $0.09 and $0.10 were paid on October 6, 2004, and December 23, 2004, to holders of record on September 30 and December 15, 2004, respectively. There were no capital gains distributions.

     The following table shows the average annual total return for several different periods ended on that date for the Fund and comparative indices of securities prices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

                                                   AVERAGE ANNUAL TOTAL RETURN
                                                   PERIODS ENDED MARCH 31, 2005
                                   ------------------------------------------------------------
                                    1 YEAR      5 YEARS     10 YEARS     15 YEARS     20 YEARS
                                   --------     --------    --------     --------     --------
FPA New Income,
Inc. (NAV)                           1.88%*       6.75%*       6.96%*       8.21%*       9.04%*

FPA New Income
(Net of Sales
Charge)                             -1.69%**      5.99%**      6.58%**      7.96%**      8.84%**

Lipper A-Rated
Bond Fund
Average                              0.92%        6.47%        6.58%          NA          N/A

Lehman Brothers
Government/Credit
Index                                0.40%        7.29%        7.21%        7.81%        8.66%

     The Fund's total rate of return for the six months was 0.72%* versus 0.66% and 0.12% for the Lipper Average and the Lehman Brothers Index, respectively. For the calendar year ended December 31, 2004, total returns were: FPA New Income, Inc., 2.60%*; Lipper Average, 4.09%; and the Lehman Index, 4.19%.

COMMENTARY

     A review of the above table will show that your Fund outperformed the Lipper A-Rated Bond Fund Average as well as the Lehman Brothers Government/Credit index for the past year. This is a direct result of the superior results recorded during the first quarter of calendar 2005, when your Fund achieved a POSITIVE 0.09% total return versus NEGATIVE returns of 0.55% and 0.67% for the Lipper Average and the Lehman Index, respectively. Because your Fund did not decline in value like these other measures of comparative performance, it began to make up some of its underperformance for the calendar year ended 2004.

     The March quarter was a difficult one, as interest rates rose across the entire Treasury yield curve, with the exception of the very long-term maturities. Both February and March were almost equally negative. Fears of an expanding economy, higher oil prices and additional Federal Reserve tightening were the main contributors to the rise in interest rates. As the quarter progressed, fear began to enter the credit-sensitive areas of the bond market, with the high-yield segment especially hard hit in March.

     Our fears of credit risk and the especially narrow credit spreads in the high-yield market led us to progressively reduce our exposure to this sector throughout the past year. Our high-yield exposure has declined from 12.6% at March 31, 2004 to 7.5% on March 31, 2005. When the high-yield sector was at its most depressed state near the end of calendar 2002, your Fund had its maximum exposure of 25%. Beginning in 2003, this market had spectacular performance for two consecutive years. Given the very short average maturity in the Fund, it was mainly the high-yield exposure that allowed your Fund to participate in the bond-market rally for those periods. Since the beginning of calendar 2005, this segment has been under increasing stress, as exemplified by the troubles at General Motors Corporation. With its various maturities of bonds falling to levels that provide yields equivalent to a "junk" status security rated B/BB, fear has spread through the high-yield market and, therefore, high-yield spreads have widened by nearly 33% since year-end.

     Our defensive positioning did not totally protect us since we have three high-yield holdings related to the automotive industry. Two of these have held their values reasonably well in the face of GM's difficulties; however, one did not. Our holding in

----------
* Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown.

** Reflects deduction of the maximum sales charge of 3.50% of the offering price.

Collins & Aikman was a severe depressant on the March quarter's performance. We estimate that it hurt the Fund's performance by approximately 36 basis points (there are one hundred basis points in a percentage point). Steven Geist has been the lead on this particular security, and he has been focusing on this situation, and you may read his thoughts later in this letter. He is currently assessing what our future strategy should be. We are also reviewing our remaining high-yield holdings to determine whether there are any other potentially negative situations. Most of these securities mature within approximately two years, and they have large cash positions that should make the payment or refinancing of them reasonably easy. Only one other holding appears to exhibit a potential risk, and it represents less than 3/4 of 1% of the portfolio.

     I have also had Thomas Atteberry and Julian Mann comb through the portfolio's high-quality securities to determine if there are any potential negative surprises. If there were to be any, they would most likely develop in mortgage securities with complex structures, rather than the result of a credit quality difficulty. After their review and stress testing of the securities, they believe that the vast majority of them should perform as expected.

     The Fund continues to maintain a very high credit-quality profile, with 56% of net assets invested in Government/Agency securities, and nearly 17% in AAA- and AA-rated securities. High-yield represents 7.5%, and short-term money-market securities total almost 20%. Within the Government/Agency component, 15% is invested in Treasury Inflation Protected Securities (TIPS) with a maturity of January 2007. In the high-quality segment, floating-rate securities represent 28%, with 18% being Government/Agency securities and 7% in banks rated AAA or AA. Nearly 71% of these are either daily or monthly adjustable coupon resets. The average duration (a measure of portfolio volatility) is at a record low 0.68 years versus 0.98 years at September 30, 2004 and 1.01 years at March 31, 2004.

     We continue to maintain our highly defensive portfolio composition since we remain convinced the present level of bond yields provides essentially no value. As we explained in "BUYER'S STRIKE," which appeared on our website, www.fpafunds.com, in June 2003, we are unwilling to purchase longer-term bonds. Since then, nothing has changed that would alter this opinion. Our predominant purchases remain in floating-rate securities because we believe the present level of long-term yields provides little in the way of principal protection, should interest rates rise. The modest rise in yields during the March quarter demonstrated that it does not take much of a rise in bond yields for them to experience negative total returns. We are focused on capital preservation. As we have written before, we believe in ROC squared, i.e., the return on capital and the return of capital. It is the second component that we believe deserves our increased attention.

     There is one area of the domestic bond market that did generate a positive total return other than floating-rate securities and maturities of one year or less, and it was the very long-maturity segment of the Treasury market. Twenty- and thirty-year maturity bonds were among the best performers. There is a belief spreading in the investment-management industry that these securities are becoming scarce because they are being acquired by entities that need to own them so as to match their long-term liabilities with bonds of similar maturity, as would be the case with a pension plan. It amazes us that we are hearing this logic again. It was only a couple of years ago that there was a belief that there might be a shortage of Treasury bonds, due to the governmental surpluses that were being generated at the time and that were expected to continue into the future. We did not subscribe to this rather questionable logic then, nor do we believe this current one now. We would like to remind everyone that the government has not lost its ability to print bonds, nor have they demonstrated an ability to manage the finances of this country in a prudent manner. I can remember an earlier period in the late 1960s, when many investors believed there was going to be a shortage of stocks; as if Wall Street had lost its ability to print new stock certificates through the initial public offerings of companies. If these entities are actually lengthening their average bond portfolio maturity, after a twenty-three year decline in bond yields, their action would appear totally irrational to us. If they do this, they are setting themselves up for some very negative surprises.

     During the month of April, the bond market staged a brisk rally, with the ten-year Treasury bond yield falling to 4.19% versus its high of 4.64% on March
28. The combinations of weaker economic data and higher oil prices, which may slow the economy even further, have been the causes of this rally. As frustrating as this is to us, given the very short average maturity of the portfolio, we will not deploy capital because we view this as a short-term rally. Furthermore, we believe the present level of yields does not provide a sufficient yield premium above inflation. In our March 2004 Shareholder Letter, we argued that we believed that the Consumer Price Index (CPI) could be understating inflation between 1 and 1.5 percentage points.

     Even though we are anticipating a slowdown in reported real economic growth for 2005 to the low 3% range, this result may be an overstatement of reality. If inflation is currently being understated, which we believe it is, this could have profound implications as to how the present level of economic growth is viewed by many. If the GDP deflator (the inflation measure used to calculate real GDP) is similarly understated like the CPI, then real GDP growth is overstated, as is productivity growth. We do not know whether this is true or not. The only way we can gain any measure of insight into this is by looking at other economic data. If we assume that reported real GDP growth is overstated, then actual economic growth would not be as strong as most believe, and this would probably result in languid employment growth. Since this recovery began, there has been disagreement about the level of employment growth. Debates have raged as to which government index is a better measure of employment growth. We have been in the camp that employment growth was probably being understated and that, given the passage of time, we would begin to see an accelerating trend emerge. It has been nearly two years since we made that argument. We are watching the data closely this year. Should we not see a higher level of employment growth, this trend could potentially add credibility to the notion that inflation is being understated, along with the overstatement of real GDP growth. Under these circumstances, the financial markets would likely face a growing realization that the rate of economic growth is lower than reported while inflation is higher, i.e., the possibility of stagflation. In our opinion, this prospect would not be well received by the financial markets.

     We are also concerned with the growing use of financial instruments that can destabilize the financial markets. Many companies have used financial derivatives that are totally un-analyzable by outsiders, since there is insufficient information disclosed in the financial statements for a risk assessment. Warren Buffett refers to theses instruments as "financial weapons of mass destruction." Many of us at First Pacific Advisors harbor increasing anxiety about the use of these instruments by entities that are beyond the reach of regulators. A financial accident at Long Term Capital Management in 1998 nearly shook the international financial system because of their aggressive use. We believe the use and complexity of these instruments has grown dramatically, and they are now far more pervasive than was the case in 1998. These potential risks are another reason we are maintaining our high-quality credit standards.

     Finally, we are not encouraged by the lack of action that is taking place by our federal government with respect to the government's long-term entitlements issues. If Washington cannot come to a resolution on the issues facing the Social Security program this year, we will likely become more pessimistic regarding the federal government's ability to deal with its social entitlements liabilities. Medicare is a substantially more difficult issue to deal with than is Social Security. These issues are very much analogous to a borrower who has lived beyond his means for a long time, and now the price of his excess is coming due. Our government has made promises that are beyond its ability to meet, unless taxes are increased or benefits are reduced. In a sense, the balance sheet of the United States has deteriorated materially over the last fifty years. Eventually, we may have to pay for this profligacy through higher yields, since we have to import over $2 billion per day from foreigners because our savings are insufficient to meet all domestic demands. Our liabilities are growing and this concerns us. In light of this, we remain cautious in how we deploy the capital that you have entrusted to us.

     As a firm, we are more concerned about being right than in the growth of assets under our management. We are willing to accept a shrinkage in assets, though we would prefer not to, should our shareholders and clients disagree with the magnitude of our defensive portfolio positioning and decide to leave. Should they do so, we wish them well. Most companies are unwilling to consider the prospect of shrinking just to be right. First Pacific Advisors, Inc. has done this in the past and will do it again in the future. As we say, "We are like the Marines. We are looking for a few good investors." For any of you who would like to read more about this idea, I would recommend Warren Buffett's 2004 annual report shareholder letter at www.berkshirehathaway.com, with special attention to the section covering the National Indemnity Company. The philosophies and actions taken there are very much alive and well at FPA. In the long run, they will serve us all well. Now Tom Atteberry will share his thoughts with you.

THOMAS H. ATTEBERRY COMMENTARY

     Since we declared our "Buyer's Strike" in the high-quality bond portion of the fixed-income market, we have undertaken three strategies designed to, at worst, provide a positive return and potentially outperform a money-market alternative. The first strategy involved five-year or less maturity bonds issued by AA-rated or higher issuers, which have floating-rate coupons that reset anywhere from daily to quarterly. The next strategy utilized mortgage-backed securities that we expected to have 2.5-year or less average lives and final principal payments in about five years. Finally, we have been investing in agency notes with a five-year or less maturity and a coupon that resets upwards periodically. The bonds are callable from monthly to only once during the period of time that the coupon is resetting upwards. These bonds are commonly referred to as agency step-up notes.

     With the Federal Reserve actively raising short-term interest rates, we felt that it was appropriate to revisit the effectiveness of these investment strategies. Since September of 2004 the money-market holdings have had an average annual yield of 2.20%. This equates to a six-month total return of one half that or 1.10%, which we used as the hurdle rate when evaluating the effectiveness of the short-duration investment strategies.

     In aggregate, the portfolio's agency security holdings performed in line with the money-market hurdle. The bonds within this sector that performed the worst were the callable step-up notes. Keep in mind that this underperformance did not result in negative returns, with the exception of the two bonds that we purchased in December. After reviewing these bonds and how they performed in the first quarter, we have concluded that the added yield we receive in exchange for the bond being callable before maturity does not make up for the potential principal loss if interest rates rise. While these bonds should not produce a negative return over the intermediate term, they are no longer attractive for purchase.

     We started to shift away from the callable step-up agency note and move toward the floating-rate agency note over past six months. Those investments have contributed returns that are at least equal to those we would have obtained from a money-market investment and in several cases have produced modestly better performance. For this reason, as the callable agencies are either called or we have other cash to invest, it is our expectation to continue to expand the floating-rate holdings of the Fund with a heavy emphasis on using agency-issued bonds.

     The third strategy employed was investing in short average-life mortgage-backed securities. This strategy gave us mixed results. The common thread for those that underperformed the money-market alternative was a prepayment speed that was lower than our expectations. This slower prepayment resulted in extending the bonds' longer average life at the same time that the general level of short-term interest rates was rising. While not an attractive combination for a bond, none of these holdings produced a negative return during the past six months. From a valuation standpoint, it is our opinion that mortgages are not properly priced to compensate for this potential outcome. As Bob noted earlier, Julian Mann and I were asked to review all our mortgage holdings to be sure that each bond would perform appropriately if prepayment speeds continued to decline. After conducting that review, we decided that only four holdings produced potentially unacceptable low positive returns and were liquidated during the early part of April. As we look forward, the valuations do not appear attractive enough to warrant many new opportunities in this strategy.

     Our analysis of the portfolio in a rising interest-rate environment indicates that all the high-quality holdings have the opportunity to provide positive returns. Of the three strategies we have been utilizing, the floating-rate note has the potential for the better return, and therefore it will be favored over the near term.

STEVEN R. GEIST COMMENTARY

     As investors in FPA New Income, you are well aware that we have made it a policy to discuss specific investments in the high-yield bond area, whether those bonds have worked well for us or not. In this letter, we will discuss an investment that is currently having severe problems, as evidenced by its market price, and whose outcome is an unknown at this point.

     The company in question is Collins & Aikman, a designer and manufacturer of automotive interior components including instrument panels, fully assembled cockpit modules, and convertible top systems. We own both the senior and senior subordinated debt.

     As of year-end 2004, the senior debt was priced at $102 per bond while the subordinated debt was priced at $86 per bond. At that point in time, we felt reasonably comfortable holding the bonds as they were providing respectable yields and the credit statistics remained stable.

     What happened over the next few months, however, came as quite an unpleasant surprise. First, General Motors and then Ford warned of much lower-than-expected earnings due to a variety of factors including excess capacity, loss of market share, commodity price increases, and a slowdown in the high-margin SUV business. As a result of these warnings, the bonds in many of the so-called Tier 1 auto suppliers faltered and there was at least one major bankruptcy (Tower Automotive). With regard to Collins & Aikman, rumors began to circulate that some vendors to Collins would tighten up payment terms, thus causing a near-term liquidity crisis for Collins. In addition, with the reduced order rates by the automakers, the expected operating profit of Collins would be lower and it was expected that various bank covenants would be broken. So far, the banks have been willing to work with Collins by renegotiating these restrictive covenants and Collins has not had to default on any of its debt issues. Unfortunately the price of both of the Collins bonds continue to fall, with the price of the subordinated debt dropping precipitously.

     A reasonable question to ask is, "What was our response?" We performed our own workout analysis in the event of a bankruptcy filing. Our conclusion is that the senior debt could recover a considerable portion of its value in a post financial reorganization, while the subordinated debt is highly dependent on assumed operating profit levels, that if not achieved, would likely result in a deminimus payout. Although bankruptcy is highly plausible, we remain holders of both debt issues at this time.

     The market is extremely nervous about the auto industry (and rightly so), and we are closely monitoring the situation. Clearly, this was not the scenario we expected when we purchased the subordinated debt last year. High returns imply high risk and in this case the scales are tipping in favor of a higher risk than we bargained for.

     With those closing comments, we thank you for your continued investment and support.

Respectfully submitted,


/s/ Robert L. Rodriguez
-----------------------
Robert L. Rodriguez, CFA
President and Chief
      Investment Officer


/s/ Thomas H. Atteberry
-----------------------
Thomas H. Atteberry
Vice President and
       Portfolio Manager

April 20, 2005

                                PORTFOLIO SUMMARY
                                 March 31, 2005

     BONDS & DEBENTURES                                       80.1%
     U.S. Agencies                               27.5%
     Mortgage-Backed                             18.1%
     U.S. Government                             14.8%
     Corporate                                   11.5%
     Convertible                                  2.1%
     Mortgage-Backed Pass-Through                 1.9%
     Asset Backed                                 1.8%
     Derivatives - Interest Only                  1.4%
     International                                1.0%
     PREFERRED STOCK                                           0.3%
     COMMON STOCK                                              0.3%
     SHORT-TERM INVESTMENTS                                   19.9%
     OTHER ASSETS AND LIABILITIES, NET                        -0.6%
                                                             -----
     TOTAL NET ASSETS                                        100.0%
                                                             =====

                             MAJOR PORTFOLIO CHANGES
                     For the Six Months Ended March 31, 2005

                                                                              PRINCIPAL
                                                                                AMOUNT
                                                                           ----------------
NET PURCHASES
NON-CONVERTIBLE BONDS & DEBENTURES
Federal Agricultural Mortgage Corporation--2.36% 2007 (float) (1)          $     26,100,000
Federal Farm Credit Bank--2.2925% 2005 (float) (1)                         $     70,000,000
Federal Farm Credit Bank--2.26125 2006 (float) (1)                         $     50,000,000
Federal Farm Credit Bank--2.33% 2006 (float) (1)                           $     71,500,000
Federal Home Loan Bank--2.98% 2007 (float) (1)                             $     25,825,000
Federal Home Loan Bank--3% 2008 (step-up) (1)                              $     29,275,000
Federal Home Loan Bank--3% 2009 (step-up) (1)                              $     25,000,000
Federal National Mortgage Association--2.305% 2005 (float) (1)             $     50,000,000
Federal National Mortgage Association--2.22625% 2006 (float) (1)           $     50,000,000
Fifth Third Bancorp--2.81% 2009 (float) (1)                                $     50,000,000

NET SALES
NON-CONVERTIBLE BONDS & DEBENTURES
Avnet Inc.--7.875% 2005 (2)                                                $      8,350,000
BE Aerospace, Inc.--8% 2008 (2)                                            $     10,530,000
Federal Home Loan Bank--2% 2009 (step-up) (2)                              $     21,250,000
Federal Home Loan Mortgage Corporation 2510 CL PV--5.25% 2026              $     10,292,416

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 2005

                                                                             PRINCIPAL
                                                                               AMOUNT              VALUE
                                                                          ----------------    ----------------
BONDS & DEBENTURES
U.S. AGENCIES SECURITIES--27.5%
Federal Agriculture Mortgage Corporation
  -- 2.36% 2007 (float)                                                   $     26,100,000    $     26,100,000
Federal Farm Credit Bank
  -- 2.2925% 2005 (float)                                                       70,000,000          70,000,000
  -- 2.26125% 2006 (float)                                                      50,000,000          50,000,000
  -- 2.33% 2006 (float)                                                         71,500,000          71,500,000
Federal Home Loan Bank
  -- 2% 2007 (step-up)                                                          21,900,000          21,867,150
  -- 2% 2007 (step-up)                                                          10,230,000          10,183,965
  -- 2% 2009 (step-up)                                                          21,695,000          21,328,897
  -- 2% 2009 (step-up)                                                          22,500,000          22,412,250
  -- 2% 2009 (step-up)                                                          18,750,000          18,433,594
  -- 2.06% 2007 (float)                                                         24,650,000          24,650,000
  -- 2.98% 2007 (float)                                                         25,825,000          25,825,000
  -- 3% 2008 (step-up)                                                          29,275,000          29,283,782
  -- 3% 2009 (step-up)                                                          25,000,000          24,812,500
Federal National Mortgage Association
  -- 2.305% 2005 (float)                                                        50,000,000          49,975,000
  -- 2.22625% 2006 (float)                                                      50,000,000          49,970,000
  -- 2% 2007 (step-up)                                                          22,800,000          22,800,000
  -- 3.25% 2007 (step-up)                                                       20,055,000          19,829,381
  -- 5% 2007                                                                    15,440,000          15,517,200
                                                                                              ----------------
TOTAL U.S. AGENCIES SECURITIES                                                                $    574,488,719
                                                                                              ----------------

MORTGAGE-BACKED SECURITIES -- 18.1%
Banc of America Alternative Loan Trust 2003-6 CL 1NC2 -- 8% 2033          $      2,968,438    $      3,079,458
Banc of America Mortgage Securities 2004-4 3A2 -- 6.5% 2019                      8,469,091           8,773,449
Chase Mortgage Finance Trust 2003-S14 CL 3A6 -- 5.5% 2034                        6,275,003           6,386,573
Chase Mortgage Finance Trust 2003-S14 CL 2A4 -- 7.5% 2034                       16,728,905          17,412,615
Citicorp Mortgage Securities, Inc. 2003-4 A4 -- 5% 2018                          6,132,372           6,155,368
Countrywide Alternative Loan Trust 2002-18 Class A2 -- 5.25% 2033                9,616,234           9,613,229
Countrywide Mortgage Securities HM LN 2003-HYB2
  1A1 -- 3.38049% 2033 (float)                                                   7,482,894           7,416,296
Countrywide Mortgage Securities 2002-36 CL A20 -- 5% 2033                        1,931,066           1,935,894
Federal Home Loan Mortgage Corporation
  2581 CS PL -- 4% 2016                                                          5,751,661           5,751,661
  1534 CL IA -- 3.51% 2023 (float)                                                 965,476             964,510
  1552 CL I -- 3.51% 2023 (float)                                                1,484,965           1,499,815
  1634 CL PL -- 3.76% 2023 (float)                                               7,000,000           7,052,500
  1669 CL HA -- 3.66% 2023 (float)                                               4,000,000           3,975,000
  1671 CL HA -- 3.66% 2024 (float)                                               3,347,711           3,356,080

                                                                             PRINCIPAL
                                                                               AMOUNT              VALUE
                                                                          ----------------    ----------------
BONDS & DEBENTURES -- CONTINUED
  1673 CL HB -- 3.66% 2024 (float)                                        $      1,000,000    $      1,020,000
  1684 CL HA -- 3.66% 2024 (float)                                               4,000,000           4,012,500
  2553 CL DX -- 4.5% 2022                                                       24,500,000          24,538,281
  2766 CL PT -- 5% 2016                                                         19,304,000          19,457,834
  2897 CL AB -- 5% 2022                                                         23,975,111          24,121,120
  2510 CL PV -- 5.25% 2026                                                      12,048,754          12,093,937
  2462 CL CA -- 5.5% 2009                                                          120,243             120,393
  2619 CL YV -- 5.5% 2011                                                        8,839,768           8,951,644
  2525 CL BR -- 5.5% 2023                                                        1,694,183           1,703,975
  2803 CL PG -- 5.5% 2034                                                        7,833,473           7,850,609
  1804 CL C -- 6% 2008                                                           1,782,179           1,794,120
  1591 CL PV -- 6.25% 2023                                                       8,904,934           9,147,059
  2438 CL MF -- 6.5% 2031                                                       22,245,236          22,655,383
  2543 CL AD -- 8.5% 2016                                                          237,668             251,037
  2519 CL ED -- 8.5% 2030                                                          834,363             896,940
  2626 CL QM -- 9% 2018                                                          3,701,310           4,139,105
  HM-A1 -- 10.15% 2006                                                                  38                  38
Federal National Mortgage Association
  -- 6% 2016                                                                       504,289             515,484
  -- 6.5% 2008                                                                     251,433             258,976
  -- 6.5% 2017                                                                   3,875,744           4,023,526
  -- 7% 2027                                                                     5,679,624           5,892,610
  319 CL 18 -- 8% 2032                                                           1,775,926           1,920,220
  Whole Loan 2004-W6 -- 8% 2034                                                 24,834,432          26,665,971
First Horizon Mortgage Pass-Through Trust 2002-9 1A2 -- 5.75% 2033              14,675,849          14,735,470
Government National Mortgage Association II
  2308-8 CL PG -- 4% 2024                                                        5,403,762           5,398,088
  1999-47 -- 7.5% 2029                                                           4,795,165           4,989,273
JP Morgan Mortgage Trust 2003-A2 -- 4% 2033                                      8,718,696           8,644,587
JP Morgan Mortgage Trust 2005-S1 CL 2A1 -- 8% 2035                              16,253,225          17,487,454
JP Morgan Mortgage Trust 2005-S1 CL 2A2 -- 8% 2035                              17,189,052          18,306,340
Wachovia Asset Securitization, Inc. 2002-1 CL 2A1 -- 6.25% 2033                  3,717,027           3,800,660
Wells Fargo Mortgage Backed Securities 2004-1 CL A19 -- 5% 2034                 12,482,308          12,518,257
Wells Fargo Mortgage Backed Securities 2005-2 CL 1A2 -- 8% 2035                 24,530,000          26,339,088
                                                                                              ----------------
TOTAL MORTGAGE-BACKED SECURITIES                                                              $    377,622,427
                                                                                              ----------------

U.S. GOVERNMENT SECURITIES -- 14.8%
U.S.Treasury Inflation-Indexed Notes -- 3.375% 2007                       $    295,654,514    $    310,344,848
                                                                                              ----------------

                                                                             PRINCIPAL
                                                                               AMOUNT              VALUE
                                                                          ----------------    ----------------
BONDS & DEBENTURES -- CONTINUED
CORPORATE BONDS & DEBENTURES -- 11.5%
Avnet Inc. -- 8% 2006                                                     $      2,000,000    $      2,100,000
Bayerische Landesbank -- 2.24% 2009 (float)+                                    21,000,000          20,559,000
Collins & Aikman Products Company
  -- 10.75% 2011                                                                12,245,000           9,918,450
  -- 12.875% 2012+                                                               7,245,000           3,187,800
  -- 12.875% 2012 (Series B)+                                                    3,325,000           1,496,250
Fifth Third Bancorp -- 2.81% 2009 (float)+                                      50,000,000          50,000,000
International Wire Group, Inc. -- 10% 2011                                       5,193,000           5,452,650
Landesbank Baden-Wuerttemberg -- 2.24% 2007+                                    23,500,000          23,206,250
Metaldyne Corporation -- 11% 2012                                               22,230,000          17,561,700
Michaels Stores Inc. -- 9.25% 2009                                              16,505,000          17,445,785
Motors & Gears Inc. -- 10.75% 2006                                               9,084,000           8,379,990
Northland Cable Company -- 10.25% 2007                                           8,645,000           8,580,162
Qwest Communications International Inc. -- 4.75% 2009+                          24,045,000          24,285,450
Rabobank Nederland NV -- 2.571% 2007 (float)                                    24,674,000          24,546,781
Royal Bank of Canada -- 3.232% 2007                                             24,651,000          24,651,000
                                                                                              ----------------
TOTAL CORPORATE BONDS & DEBENTURES                                                            $    241,371,268
                                                                                              ----------------

CONVERTIBLE BONDS & DEBENTURES -- 2.1%
BEA Systems, Inc. -- 4% 2006                                              $     18,000,000    $     17,730,000
I 2 Technologies, Inc. -- 5.25% 2006                                            18,900,000          17,577,000
Standard Motor Products, Inc. -- 6.75% 2009                                      8,960,000           8,153,600
                                                                                              ----------------
TOTAL CONVERTIBLE BONDS & DEBENTURES                                                          $     43,460,600
                                                                                              ----------------

MORTGAGE-BACKED PASS-THROUGH SECURITIES -- 1.9%
Federal National Mortgage Association
  -- 5.5% 2014                                                            $      8,376,794    $      8,554,801
  -- 6% 2011                                                                     3,271,290           3,393,963
  -- 6% 2012                                                                    14,693,356          15,244,357
  -- 7% 2030                                                                     1,276,064           1,350,235
  -- 7% 2031                                                                       531,963             558,726
  -- 7.5% 2016                                                                     214,486             229,366
  -- 7.5% 2016                                                                      29,311              31,345
  -- 7.5% 2028                                                                   2,135,799           2,283,970
  -- 7.5% 2029                                                                     687,495             728,745
  -- 7.5% 2029                                                                     615,066             657,736
  -- 8% 2016                                                                       123,244             132,718
Government National Mortgage Association
  -- 7% 2028                                                                     1,325,604           1,398,512
  -- 7.5% 2023                                                                      37,863              39,924

                                                                             PRINCIPAL
                                                                               AMOUNT              VALUE
                                                                          ----------------    ----------------
BONDS & DEBENTURES -- CONTINUED
  -- 8% 2030                                                              $        354,340    $        373,829
  -- 8% 2030                                                                       483,509             500,583
  -- 8% 2031                                                                       415,224             437,413
Government National Mortgage Association II
  -- 7% 2024                                                                       568,517             591,536
  -- 7% 2028                                                                       730,846             761,300
  -- 7% 2028                                                                        79,977              84,626
  -- 7.5% 2025                                                                      30,440              32,514
  -- 7.5% 2025                                                                      96,088             102,574
  -- 7.5% 2027                                                                      43,911              46,902
  -- 7.5% 2030                                                                     228,866             244,171
  -- 8% 2027                                                                       374,812             394,190
Government National Mortgage Association (MH)
  -- 8.25% 2006-7                                                                   37,057              38,322
  -- 8.75% 2006                                                                     95,796              99,568
  -- 8.75% 2011                                                                    321,436             340,038
  -- 9% 2010                                                                       125,505             132,606
  -- 9% 2011                                                                       415,809             439,336
  -- 9.25% 2010-11                                                                 295,735             313,130
  -- 9.75% 2005                                                                     68,649              69,850
  -- 9.75% 2006                                                                     54,075              55,157
  -- 9.75% 2012-13                                                                 192,272             203,931
Government National Mortgage Association (PL) -- 10.25% 2017                       763,572             777,889
                                                                                              ----------------
TOTAL MORTGAGE-BACKED PASS-THROUGH SECURITIES                                                 $     40,643,863
                                                                                              ----------------

ASSET BACKED SECURITIES -- 1.8%
Alliant Master Trust 2000-1A CL A -- 3.24% 2006 (float)+                  $     16,450,000    $     16,456,744
CIT RV TRUST 1999-A CL A4 -- 6.16% 2013                                          5,898,252           5,955,878
Green Tree Financial Corporation
  -- 7.77% 2029*                                                                 5,500,000           3,025,000
  -- 8% 2028*                                                                    2,769,534           2,354,104
INDYMAC Asset Backed Trust 2000-6 CL AF5 -- 7.88% 2031                           4,320,911           4,405,342
Truck Engine Receivables Master Trust 2000-1a -- 3.76% 2006 (float)+             5,000,000           5,009,375
                                                                                              ----------------
TOTAL ASSET BACKED SECURITIES                                                                 $     37,206,443
                                                                                              ----------------

                                                                             PRINCIPAL
                                                                               AMOUNT              VALUE
                                                                          ----------------    ----------------
BONDS & DEBENTURES -- CONTINUED
DERIVATIVE SECURITIES -- 1.4%
INTEREST ONLY SECURITIES
Federal Home Loan Mortgage Corporation
  2522 CL PI -- 5.5% 2018                                                 $      3,247,226    $        140,037
  2558 CL JW -- 5.5% 2022                                                       24,214,488           4,113,436
  223 -- 5.5% 2032                                                              21,776,354           4,868,975
  1694 CL L -- 6.5% 2023                                                           166,072              12,642
  217 -- 6.5% 2032                                                               4,970,254           1,071,711
Federal National Mortgage Association
  2003-64 CL XI -- 5% 2033                                                      19,967,327           3,675,236
  2003-37 CL IM -- 5.5% 2032                                                    18,266,375           3,319,366
  323 CL 1 -- 5.5% 2032                                                          5,706,002             931,676
  333 CL 2 -- 5.5% 2033                                                         22,728,001           5,323,353
  302 CL2 -- 6% 2029                                                            12,131,650           2,686,020
  332 CL2 -- 6% 2033                                                            18,407,651           4,181,988
  1994-17 CL JB -- 6.5% 2009                                                       710,979              68,987
                                                                                              ----------------
TOTAL DERIVATIVE SECURITIES                                                                   $     30,393,427
                                                                                              ----------------

INTERNATIONAL SECURITY -- 1.0%
France OATei -- 3% 2012                                                   $     13,999,685    $     20,495,651
                                                                                              ----------------

PREFERRED STOCK -- 0.3%
Pennsylvania Real Estate Investment Trust                                           93,800    $      5,482,610
                                                                                              ----------------

COMMON STOCK -- 0.3%
International Wire Group, Inc.                                                     327,344    $      5,401,176
                                                                                              ----------------

TOTAL INVESTMENT SECURITIES -- 80.7% (Cost $1,677,510,719)                                    $  1,686,911,032
                                                                                              ----------------

                                                                             PRINCIPAL
                                                                               AMOUNT              VALUE
                                                                          ----------------    ----------------
SHORT-TERM INVESTMENTS -- 19.9% (Cost $417,317,834)
Federal National Mortgage Association Discount Note -- 2.47% 04/01/05     $     50,000,000    $     50,000,000
Barclays U.S. Funding, Inc. -- 2.585% 04/05/05                                  27,531,000          27,523,092
Federal National Mortgage Association Discount Note -- 2.54% 04/11/05           28,964,000          28,943,564
Federal Home Loan Mortgage Corporation Discount Note -- 2.6% 04/12/05           28,590,000          28,567,287
Federal National Mortgage Association Discount Note -- 2.56% 04/15/05           10,138,000          10,127,907
International Lease Finance Corporation -- 2.64% 04/22/05                       25,000,000          24,961,500
Toyota Motor Credit Corporation -- 2.71% 04/26/05                               50,000,000          49,905,903
E.I. Dupont De Nemours & Co. -- 2.74% 04/26/05                                  46,300,000          46,211,901
ABN Amro North America, Inc. -- 2.76% 05/02/05                                  48,000,000          47,885,920
Rabobank USA Financial Corporation -- 2.77% 05/03/05                            31,346,000          31,268,819
General Electric Capital Services, Inc. -- 2.78% 05/04/05                       37,145,000          37,050,342
Federal National Mortgage Association Discount Note -- 2.81% 05/18/05           35,000,000          34,871,599
                                                                                              ----------------
TOTAL  SHORT-TERM INVESTMENTS                                                                 $    417,317,834
                                                                                              ----------------

TOTAL INVESTMENTS -- 100.6% (Cost $2,094,828,553)                                             $  2,104,228,866
Other assets and liabilities, net -- (0.6)%                                                        (13,080,381)
                                                                                              ----------------
TOTAL NET ASSETS -- 100.0%                                                                    $  2,091,148,485
                                                                                              ================

* Non-income producing securities, in default
+ Restricted security purchased without registration under the Securities Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registration. The Alliant Master Trust 3.24% due 2006 was purchased between July 17, 2003 and October 23, 2003 at $99.43; the Collins & Aikman Products 12.875% due 2012 was purchased between September 10 and September 24, 2004 at $97.34, and the Series B of this note was purchased on August 12, 2004 at $96.42; the Qwest Communications International 4.75% due 2009 was purchased between January 30, 2004 and February 5, 2004 at $99.83; the Bayerische Landesbank 2.24% due 2009 was purchased on April 14, 2004 at $100; the Fifth Third Bancorp 2.81% due 2009 was purchased on November 23, 2004 at $100; the Landesbank Baden-Wuerttemberg 2.24% due 2007 was purchased at $100; and the Truck Engine Receivables 3.76% due 2006 was purchased at $100. These restricted securities constituted 6.9% of total net assets at March 31, 2005.

See notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 2005

ASSETS
  Investments at value:
   Investments securities -- at market value
    (identified cost $1,677,510,719)                                     $  1,686,911,032
   Short-term investments -- at amortized cost
    (maturities 60 days or less)                                              417,317,834    $  2,104,228,866
                                                                         ----------------
  Cash                                                                                                    573
  Receivable for:
   Interest                                                              $     10,820,890
   Capital Stock sold                                                           7,453,349          18,274,239
                                                                         ----------------    ----------------
                                                                                             $  2,122,503,678

LIABILITIES
  Payable for:
   Investment securities purchased                                       $     26,100,000
   Capital Stock repurchased                                                    4,169,664
   Advisory fees                                                                  883,854
   Accrued expenses and other liabilities                                         201,675          31,355,193
                                                                         ----------------    ----------------

NET ASSETS                                                                                   $  2,091,148,485
                                                                                             ================

SUMMARY OF SHARHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
   400,000,000 shares; outstanding 186,952,910 shares                                        $      1,869,529
  Additional Paid in Capital                                                                    2,082,861,453
  Accumulated net realized losses on investments                                                  (25,167,476)
  Undistributed net investment income                                                              22,184,666
  Unrealized appreciation of investments                                                            9,400,313
                                                                                             ----------------
  Net assets at March 31, 2005                                                               $  2,091,148,485
                                                                                             ================

NET ASSET VALUE, REDEMPTION PRICE AND
  MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share
  (net assets divided by shares outstanding)                                                 $          11.19
                                                                                             ================

Maximum offering price per share
  (100/96.5 of per share net asset value)                                                    $          11.60
                                                                                             ================

See notes to financial statements.

                            STATEMENT OF OPERATIONS
                     For the Six Months Ended March 31, 2005

INVESTMENT INCOME
  Interest                                                                                   $     41,419,303
  Dividends                                                                                           257,950
                                                                                             ----------------
                                                                                             $     41,677,253

EXPENSES
  Advisory fees                                                          $      5,058,087
  Transfer agent fees and expenses                                                660,678
  Reports to shareholders                                                         215,443
  Registration fees                                                               129,382
  Custodian fees and expenses                                                      72,553
  Directors' fees and expenses                                                     20,235
  Audit fees                                                                       16,020
  Legal fees                                                                       11,279
  Insurance                                                                         9,185
  Other expenses                                                                    5,183           6,198,045
                                                                         ----------------    ----------------
         Net investment income                                                               $     35,479,208
                                                                                             ----------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments:
  Proceeds from sale of investment securities (excluding
   short-term investments with maturities 60 days or less)               $    358,439,386
  Cost of investment securities sold                                          361,462,646
                                                                         ----------------
   Net realized loss on investments                                                          $     (3,023,260)
Unrealized appreciation of investments:
  Unrealized appreciation at beginning of period                         $     28,783,584
  Unrealized appreciation at end of period                                      9,400,313
                                                                         ----------------
   Decrease in unrealized appreciation of investments                                             (19,383,271)
                                                                                             ----------------

         Net realized and unrealized loss on investments                                     $    (22,406,531)
                                                                                             ----------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $     13,072,677
                                                                                             ================

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                    SIX MONTHS ENDED                        YEAR ENDED
                                                     MARCH 31, 2005                     SEPTEMBER 30, 2004
                                           ---------------------------------   ---------------------------------
INCREASE IN NET ASSETS
Operations:
 Net investment income                     $    35,479,208                      $   60,077,052
 Net realized gain (loss) on
  investments                                   (3,023,260)                         (7,355,281)
 Increase (decrease) in unrealized
  appreciation of investments                  (19,383,271)                            690,285
                                           ---------------                     ---------------
Increase in net assets resulting
 from operations                                             $    13,072,677                     $    53,412,056

Dividends to shareholders from
 net investment income                                           (33,200,370)                        (52,090,881)

Capital Stock transactions:
 Proceeds from Capital Stock sold          $   411,943,346                     $ 1,090,872,412
 Proceeds from shares issued to
  shareholders upon reinvestment
  of dividends and distributions                24,005,962                          38,674,748
 Cost of Capital Stock repurchased*           (263,324,320)      172,624,988      (317,715,239)      811,831,921
                                           ---------------   ---------------   ---------------   ---------------
Total increase in net assets                                 $   152,497,295                     $   813,153,096

NET ASSETS
Beginning of period, including
 undistributed net investment
 income of $19,905,828 and
 $11,919,657, respectively                                     1,938,651,190                       1,125,498,094
                                                             ---------------                     ---------------
End of period, including undistributed
 net investment income of
 $22,184,666 and $19,905,828,
 respectively                                                $ 2,091,148,485                     $ 1,938,651,190
                                                             ===============                     ===============

CHANGE IN CAPITAL STOCK
 OUTSTANDING
Shares of Capital Stock sold                                      36,764,848                          96,300,078
Shares issued to shareholders upon
 reinvestment of dividends and
 distributions                                                     2,145,574                           3,438,666
Shares of Capital Stock repurchased                              (23,501,955)                        (28,076,489)
                                                             ---------------                     ---------------
Increase in Capital Stock outstanding                             15,408,467                          71,662,255
                                                             ===============                     ===============

* Net of redemption fees of $123,631 and $127,707 for the periods ended March 31, 2005 and September 30, 2004, respectively.

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                              SIX MONTHS
                                                ENDED                         YEAR ENDED SEPTEMBER 30,
                                               MARCH 31,   --------------------------------------------------------------
                                                 2005         2004         2003         2002         2001         2000
                                              ----------   ----------   ----------   ----------   ----------   ----------
Per share operating performance:
Net asset value at beginning of period        $    11.30   $    11.27   $    10.98   $    11.17   $    10.61   $    10.77
                                              ----------   ----------   ----------   ----------   ----------   ----------

Income from investment operations:
  Net investment income                       $     0.18   $     0.43   $     0.52   $     0.54   $     0.80   $     0.77
  Net realized and unrealized gain (loss)
   on investment securities                        (0.10)        0.03         0.33        (0.12)        0.57        (0.11)
                                              ----------   ----------   ----------   ----------   ----------   ----------

Total from investment operations              $     0.08   $     0.46   $     0.85   $     0.42   $     1.37   $     0.66
                                              ----------   ----------   ----------   ----------   ----------   ----------

Less distributions:
  Dividends from net investment income        $    (0.19)  $    (0.43)  $    (0.56)  $    (0.54)  $    (0.73)  $    (0.73)
  Distributions from net realized
   capital gains                                      --           --           --        (0.07)       (0.08)       (0.09)
                                              ----------   ----------   ----------   ----------   ----------   ----------

  Total distributions                         $    (0.19)  $    (0.43)  $    (0.56)  $    (0.61)  $    (0.81)  $    (0.82)
                                              ----------   ----------   ----------   ----------   ----------   ----------

Net asset value at end of period              $    11.19   $    11.30   $    11.27   $    10.98   $    11.17   $    10.61
                                              ==========   ==========   ==========   ==========   ==========   ==========

Total investment return*                            0.72%        4.16%        8.02%        3.83%       13.57%        6.56%

Ratios/supplemental data:
Net assets at end of period (in $000's)        2,091,148    1,938,651    1,125,498    1,110,905      697,384      501,083
Ratio of expenses to average net assets             0.61%+       0.60%        0.61%        0.58%        0.59%        0.61%
Ratio of net investment income to
 average net assets                                 3.47%+       3.77%        4.69%        5.06%        6.49%        7.31%

Portfolio turnover rate                               14%+         62%          52%          28%          22%          21%

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the period ended March 31, 2005 is not annualized.
+  Annualized

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2005

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's investment objective is to seek current income and long-term total return. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

         Securities listed or traded on a national securities exchange are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Securities traded in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

B.   Securities Transactions and Related Investment Income

         Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities. Realized gains or losses are based on the specific identification method.

C.   Use of Estimates

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from these estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $719,100,967 for the six months ended March 31, 2005.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the average daily net assets of the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $15 million and 1% of the remaining average net assets of the Fund for the year.

     For the six months ended March 31, 2005, the Fund paid aggregate fees of $20,000 to all Directors who are not affiliated persons of the Adviser. Legal fees of $11,279 were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is a retired partner and a retired of counsel employee of that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- FEDERAL INCOME TAX

     No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

     Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting.

     The cost of investment securities at March 31, 2005 for federal income tax purposes was $1,671,839,331. Gross unrealized appreciation and depreciation for all securities at March 31, 2005 for federal income tax purposes was $32,075,673 and $22,675,360, respectively.

NOTE 5 -- DISTRIBUTOR

     For the six months ended March 31, 2005, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $45,513 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 6 -- REDEMPTION FEES

     A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the six months ended March 31, 2005, the Fund collected $123,631 in redemption fees, which amounts to less than $0.01 per share.

NOTE 7 -- DISTRIBUTION TO SHAREHOLDERS

     On March 31, 2005, the Board of Directors declared a dividend from net investment income of $0.09 per share payable April 6, 2005 to shareholders of record on March 31, 2005. For financial statement purposes, this dividend was recorded on the ex-dividend date, April 1, 2005.

                          SHAREHOLDER EXPENSE EXAMPLE
                                 March 31, 2005

FUND EXPENSES

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

ACTUAL EXPENSES

     The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                            HYPOTHETICAL
                                            PERFORMANCE
                                            (5% RETURN
                                ACTUAL        BEFORE
                             PERFORMANCE     EXPENSES)
                             ------------   ------------
Beginning Account Value
  September 30, 2004         $   1,000.00   $   1,000.00
Ending Account Value
  March 31, 2005             $   1,007.20   $   1,021.92
Expenses Paid During
  Period*                    $       3.05   $       3.08

* Expenses are equal to the Fund's annualized expense ratio of 0.61%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2005 (182/365 days).

                        DIRECTOR AND OFFICER INFORMATION

                                      POSITION(S)                                              PORTFOLIOS IN
                                      WITH FUND/              PRINCIPAL OCCUPATION(S)          FUND COMPLEX
     NAME, AGE & ADDRESS             YEARS SERVED             DURING THE PAST 5 YEARS            OVERSEEN      OTHER DIRECTORSHIPS
------------------------------    ------------------    -------------------------------------  -------------  ---------------------
Willard H. Altman, Jr. - (69)*    Director+             Retired. Formerly, until 1995,               6
11400 W. Olympic Blvd., #1200     Years Served:    7    Partner of Ernst & Young LLP, a
Los Angeles, CA 90064                                   public accounting firm.

Alfred E. Osborne, Jr. - (60)*    Director+             Senior Associate Dean at The John E.         3        Investment Company
11400 W. Olympic Blvd., #1200     Years Served:    5    Anderson Graduate School of                           Institute, K2
Los Angeles, CA 90064                                   Management at UCLA.                                   Inc., Nordstrom,
                                                                                                              Inc., E* Capital
                                                                                                              Corporation,
                                                                                                              Equity Marketing
                                                                                                              Inc., and WM Group
                                                                                                              of Funds.

A. Robert Pisano - (62)*          Director+             Formerly, until April 2005, National         4        State Net,
11400 W. Olympic Blvd., #1200     Years Served:    2    Executive Director and Chief                          NetFlix, Resources
Los Angeles, CA 90064                                   Executive Officer of the Screen                       Global
                                                        Actors Guild.                                         Professionals, and
                                                                                                              The Motion Picture
                                                                                                              and Television

Lawrence J. Sheehan - (72)        Director+             Retired. Formerly partner (1969 to           5
11400 W. Olympic Blvd., #1200     Years Served:   14    1994) and of counsel employee
Los Angeles, CA 90064                                   (1994-2002) of the firm of O'Melveny
                                                        & Myers LLP, legal counsel to the
                                                        Fund.

Robert L. Rodriguez - (56)        Director+             Principal and Chief Executive Officer        2        First Pacific
11400 W. Olympic Blvd., #1200     President & Chief     of the Adviser.                                       Advisors, Inc. and
Los Angeles, CA 90064             Investment Officer                                                          FPA Fund
                                  Years Served:    5                                                          Distributors, Inc.

Thomas H. Atteberry (51)          Vice President &      Vice President of the Adviser
11400 W. Olympic Blvd., #1200     Portfolio Manager
Los Angeles, CA 90064             Years Served:
                                         LESS THAN 1

Eric S. Ende - (60)               Vice President        Senior Vice President of the Adviser         3
11400 W. Olympic Blvd., #1200     Years Served:   20
Los Angeles, CA 90064

J. Richard Atwood - (44)          Treasurer             Principal and Chief Operating Officer
11400 W. Olympic Blvd., #1200     Years Served:    8    of the Adviser, President and Chief
Los Angeles, CA 90064                                   Executive Officer of FPA Fund
                                                        Distributors, Inc.

Christopher H. Thomas - (48)      Chief Compliance      Vice President and Controller of the                  First Pacific
11400 W. Olympic Blvd., #1200     Officer               Adviser and of FPA Fund Distributors                  Advisors, Inc. and
Los Angeles, CA 90064             Years Served:   10    Inc.                                                  FPA Fund
                                                                                                              Distributors, Inc.

Sherry Sasaki - (50)              Secretary             Assistant Vice President and                          FPA Fund
11400 W. Olympic Blvd., #1200     Years Served:   21    Secretary of the Advisor and                          Distributors, Inc.
Los Angeles, CA 90064                                   Secretary of FPA Fund Distributors,
                                                        Inc.

* Audit Committee Member
+ Directors serve until their resignation, removal or retirement.

                              FPA NEW INCOME, INC.

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

TICKER: FPNIX
CUSIP: 302544101

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8500
Boston, Massachusetts 02266-8500
(800) 638-3060
(617) 483-5000


This report has been prepared for the information of shareholders of FPA New Income, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2004 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the second and fourth quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Item 2.   Code of Ethics. Not Applicable.

Item 3.   Audit Committee Financial Expert. Not Applicable.

Item 4.   Principal Accountant Fees and Services.  Not Applicable.

Item 5.   Audit Committee of Listed Registrants.  Not Applicable.

Item 6. Schedule of Investments. Not Applicable. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Issuers. Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer of the registrant have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of ethics as applies to the registrant's officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable.

(a)(2) Separate certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

(a)(3)    Not Applicable

(b) Separate certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.


                                   SIGNATURES

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA NEW INCOME, INC.


By:/s/ ROBERT L. RODRIGUEZ
   ---------------------------------
   Robert L. Rodriguez, President

Date:  May 20, 2005


Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA NEW INCOME, INC.


By:/s/ J. RICHARD ATWOOD
   ---------------------------------
   J. Richard Atwood, Treasurer

Date:  May 20, 2005